UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2008
HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: OPINION OF VENABLE LLP
EX-99.2: OPINION OF SHEARMAN & STERLING LLP

Item 8.01.	Other Events.
     The Opinion and consent of Venable LLP as to the validity of the shares of the 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share, of Huntington Bancshares Incorporated (the “Company”) offered pursuant to the Prospectus Supplement dated April 16, 2008 (the “Preferred Stock”) and the issuance of shares of common stock of the Company, par value $0.01 per share, issuable upon conversion of the Preferred Stock (the “Common Stock”) and the Opinion and consent of Shearman & Sterling LLP as to certain tax matters are filed herewith and are each incorporated by reference into the Registration Statement on Form S-3 (File No. 333-131143).

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1 –	Opinion of Venable LLP as to the validity of the Preferred Stock and the Common Stock, to become Exhibit 5(f) to the Registration Statement, including the consent of Venable LLP.

Exhibit 99.2 –	Opinion of Shearman & Sterling LLP as to certain tax matters, to become Exhibit 8(b) to the Registration Statement, including the consent of Shearman & Sterling LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: April 22, 2008	By:	/s/ Richard A. Cheap
Richard A. Cheap
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Opinion of Venable LLP as to the validity of the Preferred Stock and the Common Stock, to become Exhibit 5(f) to the Registration Statement, including the consent of Venable LLP.

Exhibit 99.2	Opinion of Shearman & Sterling LLP as to certain tax matters, to become Exhibit 8(b) to the Registration Statement, including the consent of Shearman & Sterling LLP.